March 1, 2018

STRATEGIC FUNDS, INC.

-Dreyfus Select Managers Small Cap Value Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the first paragraph of "Portfolio Management – Subadvisers" in the summary prospectus and "Fund Summary – Portfolio Management - Subadvisers" in the prospectus:

Walthausen & Co., LLC (Walthausen). John B. Walthausen and Gerard S. E. Heffernan, Jr. are responsible for the day-to-day management of the portion of the fund's portfolio managed by Walthausen (since December 2008 for Mr. Walthausen and since March 2018 for Mr. Heffernan).

The following supersedes and replaces the second and third sentences of the first paragraph in "Fund Details – Management - Subadvisers" in the prospectus:

John B. Walthausen and Gerard S. E. Heffernan, Jr. are the portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Walthausen.  Mr. Walthausen is President of Walthausen which he founded in 2007.  Mr. Heffernan is a primary portfolio manager at Walthausen, a position he has held since March 2018.  Prior to joining Walthausen, Mr. Heffernan was a portfolio manager with Lord Abbett & Co. since 1998.

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